UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	July 23, 2015

NAVIDEA BIOPHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35076	31-1080091
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5600 Blazer Parkway, Suite 200, Dublin, Ohio	43017
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(614) 793-7500

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As a result of the decision of nominees Peter F. Drake, Ph.D. and Perry A. Karsen not to stand for re-election as directors of the Company at the 2015 Annual Meeting of Stockholders on July 16, 2015, their terms as directors expired on that date, leaving the Company with only three directors that qualify as “independent” under the Corporate Governance Standards of the NYSE MKT, thereby resulting in the Company failing to meet the listing requirement contained in Section 802(a) of the NYSE MKT Company Guide that a majority of the members of its Board of Directors be independent. As required, this circumstance was promptly reported by the Company to the NYSE MKT, resulting in a notice from the NYSE MKT, dated July 23, 2015, that the Company is not in compliance with the listing requirement in Section 802(a) of the Company Guide.

On July 23, 2015, the Company filed with the NYSE MKT an updated Interim Report regarding this noncompliance, and reported that due to the expiration of the 3 year period specified in Section 803A(2)(b) of the Company Guide dealing with compensation paid to directors, one of its directors who on July 16, 2015 did not qualify as “independent” will become so on August 1, 2015, whereupon the Company will regain compliance with Section 802(a).

Statements contained or incorporated by reference in this Current Report on Form 8-K which relate to other than strictly historical facts, such as statements about the Company’s plans and strategies, expectations for future financial performance, new and existing products and technologies, and markets for the Company’s products, are forward-looking statements. The words “believe,” “expect,” “anticipate,” “estimate,” “project,” and similar expressions identify forward-looking statements that speak only as of the date hereof. Investors are cautioned that such statements involve risks and uncertainties that could cause actual results to differ materially from historical or anticipated results due to many factors including, but not limited to, the Company’s continuing operating losses, uncertainty of market acceptance, reliance on third party manufacturers, accumulated deficit, future capital needs, uncertainty of capital funding, dependence on limited product line and distribution channels, competition, limited marketing and manufacturing experience, and other risks detailed in the Company’s most recent Annual Report on Form 10-K and other filings with the United States Securities and Exchange Commission. The Company undertakes no obligation to publicly update or revise any forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Navidea Biopharmaceuticals, Inc.

Date: July 28, 2015	By:	/s/ Brent L. Larson
Brent L. Larson, Executive Vice President and Chief Financial Officer